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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 22, 2006
                                                --------------------------------

                          AISA BIOTECHNOLOGY GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 DELAWARE
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


      No.7 Bohaisanlu, Pingfang Industrial District,
Economic and Technological Development Area, Harbin, China              150069
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code +86 451 8681288
                                                   -----------------------------

                            ECHELON ACQUISITION CORP.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 22, 2006, Mr. Lei Zhu announced his resignation as a director, Chief Operation Officer and Vice President of Asia Biotechnology Group Inc. (the "Company"), effective immediately. Lei Zhu's resignation is not related to any disagreement with the Company or with the Company's operations, policies or practices.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under his signature.


                                    Asia Biotechnology Group Inc.
                                    --------------------------------------------
                                            (Registrant)
Date September 22, 2006
    -------------------
                                     /s/ Xueliang Qiu
                                    --------------------------------------------
                                    Name:  Xueliang Qiu
                                    Title: President and Chief Executive Officer